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                               INTELLIGROUP, INC.
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                (Name of Registrant as Specified in Its Charter)


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

PRESS RELEASE

                               [Graphic Omitted]
                                  Intelligroup
                      Creating the Intelligent Enterprise


FOR IMMEDIATE RELEASE

CONTACT:

Nick Visco - Chief Financial Officer                 (732) 590-1600



 INTELLIGROUP'S SLATE OF NOMINEES CERTIFIED AS ELECTED TO THE BOARD OF DIRECTORS
                       AT ANNUAL MEETING OF SHAREHOLDERS


Edison, NJ (July 25, 2002): Intelligroup, Inc. (NASDAQ: ITIG) ("Intelligroup" or the "Company") today announced that the Independent Inspectors of Election for the Annual Meeting of Shareholders held on July 16, 2002 have issued their final voting report that certifies that the Company's slate of nominees has been elected to the Board. The election had been contested by a dissident shareholder, who was seeking to have his own slate of nominees elected.

Following a challenge to the preliminary voting results by the dissident shareholder, the Independent Inspectors of Election have now issued their final voting report that certifies that the Company's slate of nominees, consisting of Nagarjun Valluripalli, Klaus P. Besier, Dennis McIntosh, Alexander Graham Wilson, Prabhas Panigrahi and Nic Di Iorio, have been elected to the Company's Board of Directors. The Company noted that, while the distribution of votes was close, the votes cast for the Company's slate were derived primarily from the retail and small institutional holders, none of whom individually owned more than 5% of the outstanding shares. In contrast, approximately 87% of the votes cast for the dissident shareholder's slate were controlled by the dissident and three other shareholders.

Nagarjun Valluripalli, the Company's Chairman and Chief Executive Officer, said, "We feel that the independent certification of the votes will lead to closure of this very contentious process. As a Company, we feel it is important that every shareholder's voice be heard, and I wish to extend my sincere appreciation for the support and encouragement that our shareholders-at-large have given to us during this contest. The results of this contest should remind everyone that every shareholder's vote counts, no matter how few shares they own." Continuing, Mr. Valluripalli said, "it is unfortunate that the Company had to endure such an expensive and unnecessary distraction, especially in the face of already challenging economic and market conditions. Nevertheless, we look forward to getting back to the business of the Company, and hope to continue to find ways to build long-term shareholder value."



                                     -more-

ABOUT INTELLIGROUP

Intelligroup, Inc. is a leading global technology solutions and services provider. Intelligroup develops, implements and supports integrated industry-specific enterprise, e-commerce and m-commerce software applications. Intelligroup's high quality onsite/offshore delivery model combined with a comprehensive suite of tools provide customers with a faster time-to-market and lower total cost of ownership in deploying their mission-critical applications. Intelligroup has operations in the Americas, UK, Sweden, Denmark, India, Australia, New Zealand, Japan, Hong Kong and Singapore/Indonesia. Intelligroup has been quoted on the Nasdaq National Market (ticker ITIG) since September 1996.


Visit Intelligroup on the Internet at http://www.intelligroup.com.
                                      ---------------------------


SAFE HARBOR STATEMENT

Certain statements contained herein, including statements regarding the development of services and markets and future demand for services and other statements regarding matters that are not historical facts, are forward-looking statements (as defined in the Private Securities Litigation Reform Act of 1995). Such forward-looking statements include risks and uncertainties; consequently, actual results may differ materially from those expressed or implied thereby.


Factors that could cause actual results to differ materially include, but are not limited to, variability of quarterly operating results, continued uncertainty of the IT and ASP markets and revenues derived from anticipated ASP hosting and application management business, uncertainty in revenues for traditional professional services offerings, loss of one or more significant customers, reliance on large projects, concentration of revenue, ability to attract and retain professional staff, dependence on key personnel, ability to manage growth effectively, risks associated with acquisitions including integration risks, risks associated with strategic partnerships, various project-associated risks, including termination with short notice, substantial competition, general economic conditions, risks associated with intellectual property rights, risks associated with international operations and other risk factors listed from time to time in Intelligroup's filings and reports with the Securities and Exchange Commission.


Intelligroup and the Intelligroup logo are registered trademarks and 'Creating the Intelligent Enterprise', 4Sight, 4Sight Plus, ASPPlus, myADVISOR, ASPPlus Power Upgrade Services and Uptimizer are service marks of Intelligroup in the U.S. and other countries. All other trademarks and company names mentioned are the property of their respective owners.